UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2014

COSTA INC.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6720	05-0126220
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Albion Road, Lincoln, RI 02865	02865
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (401) 335-3400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

On January 31, 2014, in connection with the closing of the Merger (as defined below), Costa Inc. (the “Company”), terminated the Second Amended and Restated Credit Agreement, dated as of July 28, 2010, as amended, by and among the Company and Cross Optical Group, Inc., as borrowers, Bank of America, N.A., as administrative agent, and the other banks and financial institutions party thereto (the “Credit Agreement”). No early termination penalties were incurred by the Company in connection with the termination of the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 31, 2014, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 7, 2013, by and among the Company, Essilor International SA, a French société anonyme ( “Essilor”), and GWH Acquisition Sub Inc., a Rhode Island corporation and indirect wholly owned subsidiary of Essilor (“Merger Sub”), Essilor completed its acquisition of the Company. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Essilor. The Merger Agreement was approved and adopted by the Company’s shareholders at a special meeting held on January 30, 2014.

In connection with the consummation of the Merger, each Class A Common Share, $1.00 par value per share (“Class A Common Share”), and Class B Common Share, $1.00 par value per share (“Class B Common Share”), of the Company (collectively, the “Company Common Shares”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than treasury shares of the Company and any Company Common Shares owned by the Company or Essilor or any subsidiary of the Company or Essilor) was cancelled and converted into the right to receive $21.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

At the Effective Time, each outstanding option to purchase Company Common Shares (“Company Stock Option”), whether or not then vested, that was outstanding immediately prior to the Effective Time was cancelled in exchange for the right to receive an amount in cash equal to (i) the excess, if any, of the Merger Consideration over the applicable exercise price per share of such Company Stock Option multiplied by (ii) the number of Company Common Shares subject to such Company Stock Option. Each Company Stock Option with an exercise price per share equal to or greater than the Merger Consideration was cancelled for no consideration and had no further force or effect from and after the Effective Time.

Also at the Effective Time, each award consisting of Company Common Shares subject to forfeiture, repurchase, redemption, right of first refusal or other restrictions (“Company Restricted Stock Awards”), whether or not then vested, that was outstanding immediately prior to the Effective Time became fully vested and each such Company Restricted Stock Award was cancelled in exchange for the right to receive an amount in cash equal to (i) the aggregate number of Company Common Shares subject to such Company Restricted Stock Award multiplied by (ii) the Merger Consideration.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2013 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) on January 31, 2014 of the effectiveness of the Merger. The Company requested that NASDAQ file a Form 25 with the SEC to remove the Class A Common Shares from listing thereon and to deregister the Class A Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of the

Class A Common Shares was suspended as of the close of trading on January 31, 2014. In addition, the Company intends to file with the SEC a Form 15 requesting the deregistration of the Class A Common Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act as promptly as practicable.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference. Essilor funded the transaction with cash on hand.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, all of the members of the Company’s board of directors (Harlan M. Kent, Andrew J. Parsons, Frances P. Philip, Russell A. Boss, Bernard V. Buonanno, Jr., Jacob C. Gaffey, Dwain L. Hahs and David G. Whalen) resigned as of the Effective Time. As of the Effective Time, the sole shareholder of the Company, an indirect wholly owned subsidiary of Essilor, elected representatives of Essilor as members of the Company’s board of directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s Articles of Incorporation was amended and restated in its entirety. The Amended and Restated Articles of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time, the Bylaws of Merger Sub became the Bylaws of the Company. The Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of November 7, 2013, by and among Costa Inc., Essilor International SA and GWH Acquisition Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Costa Inc. on November 8, 2013).

3.1	Amended and Restated Articles of Incorporation of Costa Inc.

3.2	Bylaws of Costa Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2014	COSTA INC.

	By:	/s/ Tina C. Benik
		Name:	Tina C. Benik
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of November 7, 2013, by and among Costa Inc., Essilor International SA and GWH Acquisition Sub Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Costa Inc. on November 8, 2013).

3.1	Amended and Restated Articles of Incorporation of Costa Inc.

3.2	Bylaws of Costa Inc.